UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 21, 2003

InVision Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

0-28236	94-3123544
(Commission File Number)	(IRS Employer Identification No.)

7151 Gateway Boulevard, Newark, CA	94560
(Address of principal executive offices)	(Zip Code)

(510) 739-2400
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Item 7:  Financial Statements and Exhibits.

(c)           Exhibits.

Exhibit No.	Document

99.1	Press release issued by InVision Technologies, Inc. on October 21, 2003, entitled “InVision Technologies Reports Third Quarter 2003 Financial Results.” *

*This exhibit is intended to be furnished and shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended.

Item 12: Results of Operations and Financial Condition.

On October 21, 2003, we issued a press release announcing earnings for the quarter ended September 28, 2003. A copy of the press release is furnished as Exhibit 99.1 to this report.

We have provided a reconciliation of reportable segment revenues and income from operations to consolidated revenues and income from operations in Schedule 1 to the press release.

The information in this report, including the exhibit hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section. The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing with the U.S. Securities and Exchange Commission made by us, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVISION TECHNLOGIES, INC.

Date: October 21, 2003	By:	/s/ Ross Mulholland
Ross Mulholland
Chief Financial Officer

Exhibit Index

Exhibit No.	Document

99.1	Press release issued by InVision Technologies, Inc. on October 21, 2003, entitled “InVision Technologies Reports Third Quarter 2003 Financial Results.” *

*This exhibit is intended to be furnished and shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended.